Foreign exchange fluctuations (net)	12 Months Ended
Dec. 31, 2023
Foreign Exchange Fluctuations
Foreign exchange fluctuations (net)

37.	Foreign exchange fluctuations (net)

Foreign exchange fluctuations reflect the gains or losses on currency transactions, the changes resulting from the conversion of monetary items from a foreign currency to the functional currency, and the gains or losses recognized on non-monetary foreign currency assets at the time of disposal.

Thousand of Reais	2023	2022	2021

Revenue with Exchange Variations	104,400,557	170,221,459	196,480,319
Expenses with Exchange Variations	(103,335,390)	(169,675,569)	(198,482,605)
Total	1,065,167	545,890	(2,002,286)